Significant accounting judgments, estimates, and assumptions	12 Months Ended
Dec. 31, 2021
Disclosure of changes in accounting estimates [abstract]
Significant accounting judgments, estimates, and assumptions
1.5 Significant accounting judgments, estimates, and assumptions
The preparation of financials in conformity with IFRS requires management to make judgments, estimates, and assumptions that affect the reported amounts of assets, liabilities, revenue, expenses, and related disclosures. This includes judgments, estimates, and assumptions in the ordinary course of business as well as non-operating events. Uncertainty about these judgments, assumptions, and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods. The judgments, estimates, and assumptions are continuously evaluated and are based on experience and other factors, including expectations of future events that are believed to be reasonable. Actual results may differ from these judgments, estimates, and assumptions. The main judgments, estimates, and assumptions with a significant risk of resulting in a material adjustment are described in the following notes:
•3.4 Right-of-use assets
•3.5 Intangible assets
•6.1 Share-based compensation
•6.2 Employee benefit obligations
•6.3 Provisions
•6.4 Income taxes

The global spread of the coronavirus (COVID-19) since February 2020 and the resulting and recurring lockdown measures implemented by Governments across the world led to store closures and reduced economic activity within certain businesses such as retail. During the third quarter of 2021 the majority of our production partners in Vietnam were affected by government mandated closures to combat the spread of COVID-19. Since early November, all factories reopened and ramped up to full production capacity over the fourth quarter of 2021. In total, we had lost approximately twelve weeks of production as a result of the closures.
To mitigate the impact of the lost production on our business, we took actions in the fourth quarter of 2021 which primarily involved: i) leveraging inventories on hand to fulfil net sales; ii) optimizing different product styles within inventories to match sales orders; and iii) increasing our use of airfreight to balance production against strong demand. This limited the impact of the supply constraints on our business and we were able to fulfil all sales orders during the fourth quarter of 2021 and achieve our net sales outlook for the fiscal year 2021.
Our balanced sales mix across channels and geographies in 2021 and 2020 provided us with net sales resiliency, evidenced by our strong financial performance across the respective periods. However, the increased use of airfreight, coupled with the increase in sea and airfreight rates and labor rates, increased our cost of sales and our selling, general and administrative expenses.
On had sufficient liquidity and access to overdraft facilities to meet all short-term financial obligations. Counterparty and foreign exchange risk continue to be actively managed, in line with On’s normal risk management approach as described in notes 5 Risk management. On has assessed the consequences of the COVID-19 pandemic on the financials, specifically considering the impacts on key judgments and significant estimates and assumptions as detailed above. Based on this assessment, COVID-19 did not have a significant impact on the key judgements and significant estimates and assumptions.
In 2021, On did not receive any COVID-19 related government assistance.
Although the future outlook remains uncertain, we continue to monitor the ongoing impacts of COVID-19 and proactively take actions as appropriate. Continued disruptions across international supply chains, including factory closures, port congestion, labor shortages and increased logistics costs, may materially impact our net sales, net income and Adjusted EBITDA outlook for 2022.